UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

Overstock.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 W. Coliseum Way

Midvale, Utah 84047

(Address of principal executive offices, including zip code)

(801) 947-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD.

On January 26, 2021, Overstock.com, Inc. (the “Company” or “we”) will hold an investor call in connection with its entry into the previously announced Transaction Agreement, dated as of January 25, 2021 (the “Transaction Agreement”), with Medici Ventures, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Medici Ventures”), Pelion MV GP, L.L.C., a Delaware limited liability company (“Pelion”), and Pelion, Inc., a Utah corporation, as guarantor. The slides to be used during the investor call are furnished herewith as Exhibit 99.1 and are incorporated herein by reference to this Item 7.01 (the “Slides”).

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

The Slides attached to this Form 8-K as Exhibit 99.1 contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are therefore entitled to the protection of the safe harbor provisions of these laws. These forward-looking statements involve risks and uncertainties and relate to future events or our future financial or operating performance, such as statements about the potential timing or consummation of the transactions contemplated by the Transaction Agreement (the “Transactions”) and expectations with respect to the performance of Pelion and the partnership. Important risk factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: (i) the ability to obtain regulatory approvals, or the possibility that they may delay the Transactions or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the Transactions, (ii) the risk that a condition to effecting the Transactions may not be satisfied; (iii) the possibility that other anticipated benefits of the Transactions will not be realized; (iv) potential litigation relating to the Transactions that could be instituted against the Company, Medici Ventures, Pelion or one of its affiliates; (v) legislative, regulatory and economic developments; (vi) catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, pandemics (including COVID-19) or other public health events, as well as management’s response to any of the aforementioned factors; and (vii) such other factors affecting the Company are detailed from time to time in the Company’s filings with the SEC. In some cases, you can identify the use of forward looking statements by terminology such as “may,” “would,” “could,” “should,” “will,” “expect,” “anticipate,” “predict,” “project,” “potential,” “continue,” “contemplate,” “seek,” “assume,” “believe,” “intend,” “plan,” “forecast,” “goal,” “estimate,” or other similar expressions which identify these forward-looking statements. The forward-looking statements include all statements other than statements of historical fact, including, without limitation, all statements regarding our strategies and plans for our retail business and the business Medici Ventures, and the costs, benefits and risks of such initiatives; our plans and expectations regarding the costs, benefits, and risks of attempting to develop technology applications including applications using or relating to blockchain technology and our plans to commercialize any of these potential applications; our plans for further changes to our business; and our other statements about the anticipated benefits and risks of our business and plans. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020, in our Form 10-Q for the quarter ended March 31, 2020, which was filed with the SEC on May 7, 2020, in our

Form 10-Q for the quarter ended June 30, 2020, which was filed with the SEC on August 6, 2020, in our Form 10-Q for the quarter ended September 30, 2020, which was filed with the SEC on November 5, 2020, and in our subsequent filings with the SEC. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this communication may not in fact occur. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	January 26, 2021 Investor Call Slides

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Overstock.com, Inc.

By:	/s/ E. Glen Nickle
Name:	E. Glen Nickle
Title:	Vice President, Legal, and General Counsel

Dated: January 26, 2021

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